Exhibit 99.2

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
December 31, 2011

TABLE OF CONTENTS

		Page
Overview
	Company Information	3
	Disclosures	4
Financial Results and Debt Information
	Consolidated Balance Sheets	5
	Consolidated Balance Sheets Detail	6
	Consolidated Market Data	7
	Summary of Debt Expiration - Consolidated Properties	8
	Summary of Outstanding Debt - Consolidated Properties	9
	Consolidated Statements of Operations	10
	Consolidated Statements of Operations Detail	11
	Funds from Operations and Additional Disclosures	12
	EBITDA	13
Operating and Portfolio Information
	Consolidated Same Properties Analysis	14
	Summary of Expiring GLA - Consolidated and Unconsolidated Properties	15
	Top Twenty-Five Tenants - Consolidated and Unconsolidated Properties	16
	Leasing Activity - Consolidated and Unconsolidated Portfolios	17
	Portfolio Summary Report	18-21
	Redevelopment and Development Projects	22
	Acquisitions / Dispositions	23
Joint Venture Information
	Joint Venture Combined Balance Sheets	24
	Summary of Joint Venture Debt	25
	Joint Venture Contribution to Funds from Operations	26
	Joint Venture Summary of Expiring GLA	27
	Joint Venture Leasing Activity	28

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
December 31, 2011

Disclosures

Forward-Looking Statements

Certain information contained in this Quarterly Financial and Operating Supplemental Information Package may contain forward-looking statements that represent the company and management's hopes, intentions, beliefs, expectations or projections of the future.  Management of Ramco-Gershenson believes the expectations reflected in the forward-looking statements are based on reasonable assumptions.  It is important to note that certain factors could occur that might cause actual results to vary from current expectations and include, but are not limited to, (i) the ongoing U.S. recession; (ii) the existing global credit and financial crisis; (iii) other changes in general economic and real estate conditions; (iv) changes in the interest rate and/or other changes in interest rate environment; (v) the availability of financing; (vi) adverse changes in the retail industry; and (vii) our ability to qualify as a REIT.  Additional information concerning factors that could cause actual results to differ from those forward-looking statements is contained in the company's SEC filings, including but not limited to the company's report on Form 10-K for the year ended December 31, 2011. Copies of each filing may be obtained from the company or the Securities & Exchange Commission.

Funds From Operations

Management considers funds from operations, also known as "FFO", an appropriate supplemental measure of the financial performance of an equity REIT.  Under the NAREIT definition, FFO represents net income attributable to common shareholders, excluding extraordinary items, as defined under accounting principles generally accepted in the United States of America ("GAAP"),  gains (losses) on sales of depreciable property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures.  In addition, NAREIT has recently clarified its computation of FFO to exclude impairment charges on depreciable property and equity investments in depreciable property.  Management has restated FFO for prior periods accordingly.  FFO should not be considered an alternative to GAAP net income attributable to common shareholders as an indication of our performance.  We consider FFO as a useful measure for reviewing our comparative operating and financial performance between periods or to compare our performance to different REITs.  However, our computation of FFO may differ from the methodology for calculating FFO utilized by other real estate companies, and therefore, may not be comparable to these other real estate companies.

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets
December 31, 2011
(in thousands)

	December 31,	December 31,
	2011	2010
ASSETS
Income producing properties, at cost:
Land	$133,145	$114,814
Buildings and improvements	863,763	863,225
Less accumulated depreciation and amortization	(222,722)	(213,915)
Income producing properties, net	774,186	764,124
Construction in progress and land held for development or sale (including $0 and $25,812 of consolidated variable interest entities, respectively)	87,549	96,056
Net real estate	$861,735	$860,180
Equity investments in unconsolidated joint ventures	97,020	105,189
Cash and cash equivalents	12,155	10,175
Restricted cash	6,063	5,726
Accounts & notes receivable, net	12,614	13,534
Other assets, net	59,236	58,025
TOTAL ASSETS	$1,048,823	$1,052,829

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable:
Mortgages payable (including $0 and $4,605 of consolidated variable interest entities, respectively)	$325,887	$363,819
Unsecured/secured revolving credit facility	29,500	119,750
Unsecured/secured term loan facilities, including secured bridge loan	135,000	60,000
Junior subordinated notes	28,125	28,125
Total mortgages and notes payable	$518,512	$571,694
Capital lease obligation	6,341	6,641
Accounts payable and accrued expenses	31,546	24,986
Other liabilities & distributions payable	11,250	10,142
TOTAL LIABILITIES	$567,649	$613,463

Ramco-Gershenson Properties Trust shareholders' equity:
Preferred shares, $0.01 par, 2,000 shares authorized: 7.25% Series D Cumulative Convertible Perpetual Preferred Shares, (stated at liquidation preference $50 per share), 2,000 and 0 issued and outstanding as of December 31, 2011 and December 31, 2010, respectively	$100,000	$-
Common shares of beneficial interest, $0.01 par, 60,000 shares authorized, 38,735 and 37,947 shares issued and outstanding as of December 31, 2011 and December 31, 2010, respectively	387	379
Additional paid-in capital	570,225	563,370
Accumulated distributions in excess of net income	(218,888)	(161,476)
Accumulated other comprehensive loss	(2,649)	-
TOTAL SHAREHOLDERS' EQUITY ATTRIBUTABLE TO RPT	449,075	402,273
Noncontrolling interest	32,099	37,093
TOTAL SHAREHOLDERS' EQUITY	481,174	439,366
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,048,823	$1,052,829

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets Detail
December 31, 2011
(in thousands)

	December 31,	December 31,
	2011	2010
Investment in real estate

Construction in progress	$10,822	$2,721
Land held for development or sale	76,727	93,335
Construction in progress and land held for development or sale	$87,549	$96,056

Other assets, net
Deferred leasing costs, net	$14,895	$14,575
Deferred financing costs, net	5,565	6,703
Lease intangible assets, net	13,702	7,969
Straight-line rent receivable, net	16,030	17,864
Prepaid and other deferred expenses, net	6,702	8,242
Other, net	2,342	2,672
Other assets, net	$59,236	$58,025

Ramco-Gershenson Properties Trust
Consolidated Market Data
December 31, 2011

	December 31,	December 31,
	2011	2010
Market price per common share	$9.83	$12.45

Common shares outstanding	38,735,083	37,946,541
Operating Partnership Units	2,618,768	2,899,079
Dilutive securities	145,819	-
Total common shares and equivalents	41,499,670	40,845,620

Equity market capitalization	$407,941,756	$508,527,969

Fixed rate debt (excluding unamortized premium)	$488,965,218	$369,384,328
Variable rate debt	29,500,000	202,227,446
Total fixed and variable rate debt	$518,465,218	$571,611,774
Capital lease obligation	6,340,702	6,640,764
Cash and cash equivalents	(12,154,711)	(10,175,002)
Net debt	$512,651,209	$568,077,536

Equity market capitalization	$407,941,756	$508,527,969
Convertible perpetual preferred shares	85,260,000 (1)	-
Total market capitalization	$1,005,852,965	$1,076,605,505

Net debt to total market capitalization	51.0%	52.8%

(1) Convertible preferred shares based on a market price of $42.63 per share at December 31, 2011 as compared to liquidation value of $50.00 per share.

Ramco-Gershenson Properties Trust
Summary of Debt Expiration - Consolidated Properties
December 31, 2011

							Cumulative
		Scheduled			Total	Percentage	Percentage
		Amortization	Scheduled		Scheduled	of Debt	of Debt
Year		Payments	Maturities		Maturities	Maturing	Maturing
2012		5,008,843	10,602,053		15,610,896	3.0%	3.0%
2013		4,740,792	21,080,527		25,821,319	5.0%	8.0%
2014		33,471,138	29,676,361	(1)	63,147,499	12.2%	20.2%
2015		3,753,247	73,189,467		76,942,714	14.8%	35.0%
2016		1,894,009	75,000,000	(2)	76,894,009	14.8%	49.8%
2017		1,835,834	110,000,000		111,835,834	21.6%	71.4%
2018		1,599,341	82,046,854	(3)	83,646,195	16.1%	87.5%
2019		1,265,942	3,148,141		4,414,083	0.9%	88.4%
2020		549,024	24,717,029		25,266,053	4.9%	93.3%
2021		348,004	-		348,004	0.1%	93.4%
2022	+	-	34,538,612		34,538,612	6.6%	100.0%
Subtotal Mortgage Debt		$54,466,174	$463,999,044		$518,465,218
Unamortized premium			46,797		46,797
Total mortgage debt (including unamortized premium)		$54,466,174	$464,045,841		$518,512,015

(1) Scheduled maturities in 2014 include $29.5 million which represents the balance of the Unsecured Revolving Credit Facility drawn as of 12/31/11 due at maturity in April 2014.
(2) Scheduled maturities in 2016 include $75 million of Unsecured Term Loan assuming Company exercises a one-year extension option in April 2015.
(3) Scheduled maturities in 2018 include $60 million of Unsecured Term Loan due Sept 2018.

Ramco-Gershenson Properties Trust
Summary of Outstanding Debt - Consolidated Properties
December 31, 2011

			Balance	Stated			% of
			at	Interest	Loan	Maturity	Total
Property Name	Location	Lender or Servicer	12/31/11	Rate	Type	Date	Indebtedness

Mortgage Debt
The Crossroads	Royal Palm Beach, FL	L.J. Melody & Co./Salomon	10,735,549	6.5000%	Fixed	Aug-12	2.1%
East Town Plaza	Madison, WI	Citigroup Global Markets	10,490,895	5.4500%	Fixed	Jul-13	2.0%
Centre at Woodstock	Woodstock, GA	Wachovia	3,544,147	6.9100%	Fixed	Jul-13	0.7%
Kentwood Towne Centre (1)	Kentwood, MI	Nationwide Life	8,579,538	5.7400%	Fixed	Jul-13	1.7%
The Auburn Mile	Auburn Hills, MI	Citigroup Global Markets	6,967,357	5.3800%	Fixed	May-14	1.3%
Crossroads Centre	Rossford, OH	Citigroup Global Markets	24,268,725	5.3800%	Fixed	May-14	4.7%
Ramco Aquia Office LLC	Stafford, VA	JPMorgan Chase Bank, N.A.	14,434,298	5.7980%	Fixed	Jun-15	2.8%
Jackson West	Jackson, MI	Key Bank	16,927,171	5.2000%	Fixed	Nov-15	3.3%
West Oaks I	Novi, MI	Key Bank	26,898,240	5.2000%	Fixed	Nov-15	5.2%
New Towne Plaza	Canton Twp., MI	Deutsche Bank	19,526,841	5.0910%	Fixed	Dec-15	3.8%
Hoover Eleven	Warren, MI	Canada Life/GMAC	3,995,398	7.6250%	Fixed	Feb-16	0.8%
River City Marketplace	Jacksonville, FL	JPMorgan Chase Bank, N.A.	110,000,000	5.4355%	Fixed	Apr-17	21.2%
Jackson Crossing	Jackson, MI	Wells Fargo Bank, N.A.	24,457,004	5.7600%	Fixed	Apr-18	4.7%
Hoover Eleven	Warren, MI	Canada Life/GMAC	1,695,261	7.2000%	Fixed	May-18	0.3%
Crossroads Centre Home Depot	Rossford, OH	Farm Bureau	3,831,673	7.3800%	Fixed	Dec-19	0.7%
West Oaks II and Spring Meadows Place	Novi, MI / Holland, OH	JPMorgan Chase Bank, N.A.	30,471,869	6.4950%	Fixed	Apr-20	5.8%
Coral Creek (2)	Coconut Creek, FL	Key Bank	9,016,252	6.7800%	Fixed	Jul-32	1.7%

Subtotal Mortgage Debt	$325,840,218	5.6730%	62.8%
Unamortized premium	46,797	0.0000%	0.0%
Total mortgage debt (including unamortized premium)	$325,887,015	5.6730%	62.8%

Corporate Debt
Unsecured Revolving Credit Facility	Key Bank, as agent	$29,500,000	2.8007%	Variable	Apr-14	5.7%
Unsecured Term Loan (3)	Key Bank, as agent	75,000,000	3.4675%	Fixed	Apr-16	14.5%
Unsecured Term Loan (4)	Key Bank, as agent	60,000,000	4.1982%	Fixed	Sep-18	11.6%
Junior Subordinated Note (5)	The Bank of New York Trust Co.	28,125,000	7.8700%	Fixed	Jan-38	5.4%

Subtotal Corporate Debt	$192,625,000	4.2358%	37.2%

Total debt	$518,512,015	5.1386%	100.0%

Capital Lease Obligation (6)	Gaines Twp., MI	Crown Development Corp	$6,340,702	5.8000%	Ground Lease	Oct-14	N/A

(1) The Company owns a 77% interest in this property.
(2) Fixed rate to July 2012 when loan can be prepaid or rate increases to greater of 8.78% or Treasuries + 2.0%.
(3) Effectively converted to fixed rate through swap agreement that expires at final maturity in April 2016. Assumes Company exercises a one-year extension option in April 2015.
(4) Effectively converted to fixed rate through swap agreements that expire at loan maturity in September 2018.
(5) Fixed rate until January 2013, and then at LIBOR plus 3.30%.
(6) 99 year Ground Lease expires Sept 2103. Purchase option date is Oct 2014.

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations
For the Three and Twelve Months Ended December 31, 2011 and 2010
(in thousands, except per share data)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Increase			Increase
	2011	2010	(Decrease)	2011	2010	(Decrease)
REVENUE
Minimum rent	$20,350	$19,339	$1,011	$81,958	$76,703	$5,255
Percentage rent	30	57	(27)	256	387	(131)
Recovery income from tenants	8,557	8,254	303	30,813	28,865	1,948
Other property income	397	499	(102)	4,167	3,070	1,097
Management and other fee income	1,032	1,035	(3)	4,126	4,192	(66)
TOTAL REVENUE	30,366	29,184	1,182	121,320	113,217	8,103

EXPENSES
Real estate taxes	4,463	4,171	292	17,253	15,989	1,264
Recoverable operating expense	4,404	4,402	2	15,438	14,617	821
Other non-recoverable operating expense	1,295	1,003	292	3,704	3,159	545
Depreciation and amortization	9,380	8,777	603	36,255	30,590	5,665
General and administrative	4,382	5,535	(1,153)	19,650	18,994	656
TOTAL EXPENSES	23,924	23,888	36	92,300	83,349	8,951

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	6,442	5,296	1,146	29,020	29,868	(848)

OTHER INCOME AND EXPENSES
Other (expense) income	(39)	48	(87)	(257)	(973)	716
(Loss) gain on sale of real estate	-	(36)	36	2,441	2,096	345
(Loss) earnings from unconsolidated joint ventures	(3,667)	441	(4,108)	1,669	(221)	1,890
Interest expense	(7,016)	(7,910)	894	(28,138)	(30,785)	2,647
Amortization of deferred financing fees	(380)	(810)	430	(1,869)	(2,612)	743
Provision for impairment	(27,800)	-	(27,800)	(27,800)	(28,787)	987
Provision for impairment on equity investments in unconsolidated joint ventures	(9,611)	-	(9,611)	(9,611)	(2,653)	(6,958)
Bargain purchase gain on acquisition of real estate	-	9,836	(9,836)	-	9,836	(9,836)
Deferred gain recognized upon acquisition of real estate	-	1,796	(1,796)	-	1,796	(1,796)
Loss on early extinguishment of debt	-	-	-	(1,968)	-	(1,968)
(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE TAX	(42,071)	8,661	(50,732)	(36,513)	(22,435)	(14,078)
Income tax benefit (provision)	190	358	(168)	(795)	670	(1,465)
(LOSS) INCOME FROM CONTINUING OPERATIONS	(41,881)	9,019	(50,900)	(37,308)	(21,765)	(15,543)

DISCONTINUED OPERATIONS
Gain (loss) on sale of real estate	1,020	-	1,020	7,197	(2,050)	9,247
Gain (loss) on extinguishment of debt	1,218	(242)	1,460	1,218	(242)	1,460
Income (loss) from discontinued operations	66	96	(30)	393	333	60
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	2,304	(146)	2,450	8,808	(1,959)	10,767

NET (LOSS) INCOME	(39,577)	8,873	(48,450)	(28,500)	(23,724)	(4,776)
Net (income) loss attributable to noncontrolling partner interest	(4)	28	(32)	-	1,944	(1,944)
Net loss (income) attributable to noncontrolling OP unit holder interest	2,485	(583)	3,068	1,742	1,632	110
NET (LOSS) INCOME ATTRIBUTABLE TO RPT	(37,096)	8,318	(45,414)	(26,758)	(20,148)	(6,610)
Preferred share dividends	(1,813)	-	(1,813)	(5,244)	-	(5,244)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(38,909)	$8,318	$(47,227)	$(32,002)	$(20,148)	$(11,854)

(LOSS) EARNINGS PER COMMON SHARE, BASIC
Continuing operations	$(1.05)	$0.22	$(1.27)	$(1.05)	$(0.51)	$(0.54)
Discontinued operations	0.05	-	0.05	0.21	(0.06)	0.27
	$(1.00)	$0.22	$(1.22)	$(0.84)	$(0.57)	$(0.27)
(LOSS) EARNINGS PER COMMON SHARE, DILUTED
Continuing operations	$(1.05)	$0.22	$(1.27)	$(1.05)	$(0.51)	$(0.54)
Discontinued operations	0.05	-	0.05	0.21	(0.06)	0.27
	$(1.00)	$0.22	$(1.22)	$(0.84)	$(0.57)	$(0.27)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	38,735	37,649	1,086	38,466	35,046	3,420
Diluted	38,735	37,845	890	38,466	35,046	3,420

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations Detail
For the Three and Twelve Months Ended December 31, 2011 and 2010
(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Increase			Increase
	2011	2010	(Decrease)	2011	2010	(Decrease)
Other property income
Lease termination income	$40	$14	$26	$2,541	$1,193	$1,348
Temporary income	177	244	(67)	611	461	150
TIF revenue	75	155	(80)	405	316	89
Other	105	86	19	610	1,100	(490)
Other property income	$397	$499	$(102)	$4,167	$3,070	$1,097

Management and other fee income
Management fees	$695	$689	$6	$2,760	$2,893	$(133)
Leasing fees	177	214	(37)	935	924	11
Acquisition / Disposition fees	-	-	-	66	375	(309)
Construction fees	160	132	28	365	-	365
Management and other fee income	$1,032	$1,035	$(3)	$4,126	$4,192	$(66)

Other (expense) income
Real estate taxes and insurance expense on land held for development or sale	$(216)	$(211)	$(5)	$(1,115)	$(1,289)	$174
Interest income	177	281	(104)	858	316	542
Other	-	(22)	22	-	-	-
Other (expense) income	$(39)	$48	$(87)	$(257)	$(973)	$716

(1) Includes $674k of lease rejection income from a bankruptcy claim in the twelve months ended December 31, 2010.

Ramco-Gershenson Properties Trust
Funds from Operations and Additional Disclosures
For the Three and Twelve Months Ended December 31, 2011 and 2010
(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010

Net (loss) income available to common shareholders	$(38,909)	$8,318	$(32,002)	$(20,148)
Adjustments:
Rental property depreciation and amortization expense	9,261	8,920	36,271	31,213
Pro-rata share of real estate depreciation from unconsolidated joint ventures	4,365	1,717	9,310	6,798
(Gain) loss on sale of depreciable real estate	(1,020)	(1,809)	(7,197)	241
Gain on sale of joint venture depreciable real estate	-	-	(2,718)	-
Provision for impairment on income-producing properties	16,332	-	16,332	-
Provision for impairment on equity investments in unconsolidated joint ventures	9,611	-	9,611	2,653
Provision for impairment on joint venture income-producing properties (1)	1,644	-	1,644	1,820
Noncontrolling interest in Operating Partnership	(2,485)	583	(1,742)	(1,632)
FUNDS FROM OPERATIONS	$(1,201)	$17,729	$29,509	$20,945
Bargain purchase gain on acquisition of real estate	-	(9,836)	-	(9,836)
(Gain) loss on extinguishment of debt	(1,218)	242	750	242
Provision for impairment for land available for salej	11,468	-	11,468	28,787
FUNDS FROM OPERATIONS, EXCLUDING ITEMS ABOVE	$9,049	$8,135	$41,727	$40,138

Weighted average common shares	38,735	37,649	38,466	35,046
Shares issuable upon conversion of Operating Partnership Units	2,629	2,901	2,785	2,902
Dilutive effect of securities	132	196	145	178
WEIGHTED AVERAGE EQUIVALENT SHARES OUTSTANDING, DILUTED	41,496	40,746	41,396	38,126

FUNDS FROM OPERATIONS, PER DILUTED SHARE	$(0.03)	$0.44	$0.71	$0.55
Bargain purchase gain on acquisition of real estate	-	(0.25)	-	(0.26)
(Gain) loss on extinguishment of debt	(0.03)	0.01	0.02	0.01
Provision for impairment for land available for sale	0.28	-	0.28	0.76
FUNDS FROM OPERATIONS, EXCLUDING ITEMS ABOVE, PER DILUTED SHARE	$0.22	$0.20	$1.01	$1.05

Dividend per common share	$0.1633	$0.1633	$0.6530	$0.6530
Payout ratio - FFO, excluding impairment charges and extinguishment of debt	74.2%	81.7%	64.7%	62.2%

Additional Supplemental Disclosures:
Consolidated (includes discontinued operations):
Straight-line rental income	$(667)	$(159)	$(331)	$789
Above/below market rent amortization	(117)	(42)	(126)	150
Fair market value of interest adjustment - acquired property	8	9	35	202
Stock-based compensation expense (2)	465	436	1,849	1,174

Pro-rata share from Unconsolidated Joint Ventures (includes discontinued operations):
Straight-line rental income	241	93	347	311
Above/below market rent amortization	10	25	160	157
Fair market value of interest adjustment - acquired property	45	85	217	291

(1) Amount included in (loss) earnings from unconsolidated joint ventures
(2) Includes expense reversal of $472k in the twelve months ended December 31, 2010 for performance shares not issued.

Ramco-Gershenson Properties Trust
Earnings Before Interest, Taxes, Depreciation and Amortization
For the Twelve Months Ended December 31, 2011 and 2010
(in thousands, except per share data)

	Twelve Months Ended December 31,
	2011	2010
EBITDA Calculation

Net loss	$(28,500)	$(23,724)
Add back:
(Gain) loss on sale of depreciable real estate from continuing operations	(7,197)	2,050
Gain on sale of joint venture depreciable real estate	(2,718)	-
Provision for impairment on income-producing properties	16,332	-
Provision for impairment on unconsolidated joint ventures	9,611	2,653
Provision for impairment on joint venture income-producing properties	1,644	1,820
Provision for impairment for land available for sale	11,468	28,787
Bargain purchase gain on acquisition of real estate	-	(9,836)
Deferred gain recognized upon acquisition of real estate	-	(1,796)
Loss on early extinguishment of debt	750	242
Income tax provision (benefit)	795	(670)
Interest expense	29,104	32,699
Amortization of deferred financing fees	1,879	2,663
Depreciation and amortization	37,026	31,990
Non-recurring depreciation expense for joint venture redevelopment projects	2,656	-
Consolidated EBITDA	$72,850	$66,878

Scheduled mortgage principal payments	$5,292	$4,798

Debt and Coverage Ratios
Consolidated net debt to EBITDA - trailing twelve months	7.0	8.5
Interest coverage ratio (EBITDA / interest expense) - trailing twelve months	2.5	2.0
Fixed charge coverage ratio (EBITDA / interest expense + preferred dividends + scheduled principal amortization - trailing twelve months mortgage principal pmts.)	1.8	1.8

Operating Ratios
GAAP NOI	$82,950	$78,971
Operating margin (GAAP NOI / total rental revenue)	68.6%	68.3%

General & Administrative Expense as a Percentage of Total Rental Revenues Under Management (1)
Revenue from REIT owned properties	$120,878	$115,564
Revenue from joint venture properties	86,150	93,945
Revenue from non-REIT properties under management contract	3,376	3,480
Total rental revenues under management	$210,404	$212,989

General and administrative expense	$19,650	$18,994
General and administrative expense / total rental revenues under management	9.3%	8.9%

(1)       General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture and managed properties that are not owned.

Ramco-Gershenson Properties Trust
Consolidated Same Properties Analysis
For the Three and Twelve Months Ended December 31, 2011 and 2010
(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2011	2010	% Change	2011	2010	% Change

Number of Properties	40	40	0.0%	38	38	0.0%

Occupancy	93.8%	92.6%	1.2%	94.1%	93.0%	1.1%

REVENUE (1)
Minimum rent	$16,601	$16,503	0.6%	$64,386	$63,940	0.7%
Percentage rent	30	55	-45.5%	237	352	-32.7%
Recovery income from tenants	7,129	6,977	2.2%	25,195	25,352	-0.6%
Other property income	213	202	5.4%	634	636	-0.3%
	$23,973	$23,737	1.0%	$90,452	$90,280	0.2%

EXPENSES
Real estate taxes	$3,444	$3,636	-5.3%	$13,409	$14,012	-4.3%
Recoverable operating expense	3,330	3,353	-0.7%	11,020	10,723	2.8%
Other non-recoverable operating expense	535	464	15.3%	1,847	2,276	-18.8%
	$7,309	$7,453	-1.9%	$26,276	$27,011	-2.7%

NET OPERATING INCOME	$16,664	$16,284	2.3%	$64,176	$63,269	1.4%

Operating Expense Recovery Ratio	105.2%	99.8%	5.4%	103.1%	102.5%	0.6%

(1) Excludes straight-line rent, above/below market rent, lease termination fees, prior year adjustments and centers held for redevelopment or available for sale.

Ramco-Gershenson Properties Trust
Summary of Expiring GLA - Consolidated and Unconsolidated Properties
December 31, 2011

	Anchor Tenants [1]					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf

(2)	3	84,143	0.9%	0.8%	$7.71	31	82,656	1.4%	1.3%	$11.86	34	166,799	1.1%	1.1%	$9.77
2012	8	350,548	3.7%	2.6%	5.86	224	731,127	12.6%	14.9%	15.87	232	1,081,675	7.1%	8.8%	12.62
2013	22	779,162	8.3%	7.6%	7.62	251	769,484	13.2%	15.8%	15.97	273	1,548,646	10.2%	11.7%	11.77
2014	20	902,836	9.7%	7.6%	6.54	253	799,320	13.8%	15.8%	15.45	273	1,702,156	11.2%	11.7%	10.72
2015	27	1,055,498	11.3%	11.7%	8.62	179	594,904	10.2%	12.6%	16.45	206	1,650,402	10.9%	12.1%	11.45
2016	31	1,231,620	13.2%	14.0%	8.85	186	723,872	12.5%	16.0%	17.20	217	1,955,492	12.9%	15.0%	11.94
2017	24	849,341	9.1%	11.6%	10.58	74	299,923	5.2%	6.5%	16.99	98	1,149,264	7.6%	9.0%	12.26
2018	13	514,468	5.5%	6.6%	9.92	31	126,399	2.2%	3.0%	18.64	44	640,867	4.2%	4.8%	11.64
2019	12	602,164	6.4%	7.1%	9.22	24	106,810	1.8%	2.4%	17.44	36	708,974	4.7%	4.8%	10.46
2020	6	354,080	3.8%	3.0%	6.56	30	155,811	2.7%	3.5%	17.44	36	509,891	3.4%	3.2%	9.88
2021	19	681,160	7.3%	8.5%	9.75	26	130,878	2.3%	2.7%	16.20	45	812,038	5.4%	5.6%	10.79
2022 +	22	1,524,811	16.3%	18.9%	9.59	36	251,161	4.2%	5.5%	17.05	58	1,775,972	11.7%	12.2%	10.64
Sub-Total	207	8,929,831	95.5%	100.0%	$8.71	1,345	4,772,345	82.1%	100.0%	$16.32	1,552	13,702,176	90.4%	100.0%	$11.36

Leased [3]	1	40,461	0.4%	N/A	N/A	21	120,025	2.1%	N/A	N/A	22	160,486	1.0%	N/A	N/A

Vacant	8	380,238	4.1%	N/A	N/A	326	917,366	15.8%	N/A	N/A	334	1,297,604	8.6%	N/A	N/A

Total	216	9,350,530	100.0%	100.0%	N/A	1,692	5,809,736	100.0%	100.0%	N/A	1,908	15,160,266	100.0%	100.0%	N/A

(1) Anchor is defined as a tenant leasing 19,000 square feet or more.
(2) Tenants currently under month to month lease or in the process of renewal.
(3) Lease has been executed, but space has not yet been delivered.

Ramco-Gershenson Properties Trust
Top Twenty-Five Tenants (ranked by annualized base rent)
Consolidated and Unconsolidated Properties
December 31, 2011

Tenant Name	Credit Rating S&P/Moody's (1)	Number of Leases	Leased GLA SF	% of Total Company Owned GLA	Total Annualized Base Rent	Annualized Base Rent PSF	% of Annualized Base Rental Revenue

T.J. Maxx/Marshalls	A/A3	23	720,738	4.8%	$6,825,036	$9.47	4.4%
Home Depot	A-/A3	3	384,690	2.5%	3,110,250	8.09	2.0%
Dollar Tree	NR/NR	31	328,967	2.2%	2,935,412	8.92	1.9%
Publix Super Market	NR/NR	8	372,141	2.5%	2,790,512	7.50	1.8%
OfficeMax	B-/B1	11	252,045	1.7%	2,710,828	10.76	1.7%
Jo-Ann Fabrics	B/B2	6	218,993	1.4%	2,542,174	11.61	1.6%
Burlington Coat Factory	NR/NR	5	360,867	2.4%	2,376,333	6.59	1.5%
PETsMART	BB+/NR	7	160,428	1.1%	2,367,142	14.76	1.5%
Bed Bath & Beyond/Buy Buy Baby	BBB+/NR	6	192,753	1.3%	2,245,794	11.65	1.4%
Best Buy	BBB-/Baa2	5	176,677	1.2%	2,238,008	12.67	1.4%
Staples	BBB/Baa2	9	181,569	1.2%	2,142,437	11.80	1.4%
Michaels Stores	B-/B3	9	199,724	1.3%	2,124,876	10.64	1.4%
Kmart/Sears	CCC+/B3	5	475,511	3.1%	2,086,159	4.39	1.3%
Gander Mountain	NR/NR	2	159,791	1.1%	1,899,745	11.89	1.2%
Office Depot	B-/B2	7	173,550	1.1%	1,847,145	10.64	1.2%
Lowe's Home Centers	A-/A3	2	270,394	1.8%	1,822,956	6.74	1.2%
Meijer	NR/NR	2	397,428	2.6%	1,731,560	4.36	1.1%
Kroger	BBB/Baa2	3	201,469	1.3%	1,676,417	8.32	1.1%
Hobby Lobby	NR/NR	5	276,173	1.8%	1,640,038	5.94	1.1%
Whole Foods	BB+/NR	3	92,675	0.6%	1,585,908	17.11	1.0%
Jewel-Osco	B+/B1	3	162,982	1.1%	1,584,293	9.72	1.0%
LA Fitness Sports Club	NR/NR	2	76,833	0.5%	1,581,552	20.58	1.0%
Kohl's	BBB+/Baa1	5	276,972	1.8%	1,491,739	5.39	1.0%
The Sports Authority	B-/NR	3	126,653	0.8%	1,383,219	10.92	0.9%
Ross Stores	BBB+/NR	5	138,058	0.9%	1,339,880	9.71	0.9%

Sub-Total top 25 tenants		170	6,378,081	42.1%	$56,079,413	$8.79	36.0%

Remaining tenants		1,382	7,324,095	48.3%	99,601,146	13.60	64.0%

Sub-Total all tenants		1,552	13,702,176	90.4%	$155,680,559	$11.36	100.0%

Vacant		356	1,458,090	9.6%	N/A	N/A	N/A

Total including vacant		1,908	15,160,266	100.0%	$155,680,559	N/A	100.0%

(1) Source: Latest Company filings per CreditRiskMonitor.

Ramco Gershenson Properties Trust
Leasing Activity - Consolidated and Unconsolidated Portfolios
December 31, 2011

Total Comparable Leases (1)	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF	Rent Growth (spaces vacant < 12 Months)
4th Quarter 2011	92	444,310	$14.52	$14.80	-1.9%	5.6	$5.63	1.3%
3rd Quarter 2011	83	327,743	$14.25	$14.10	1.1%	4.6	$6.43	7.4%
2nd Quarter 2011	79	431,718	$10.91	$11.11	-1.8%	4.5	$1.99	2.1%
1st Quarter 2011	99	424,978	$13.00	$13.77	-5.6%	5.0	$5.69	-3.2%
Total	353	1,628,749	$13.11	$13.41	-2.2%	4.9	$4.84	1.4%

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF	Rent Growth (spaces vacant < 12 Months)
4th Quarter 2011	61	337,660	$14.28	$14.21	0.5%	5.0	$0.06	0.5%
3rd Quarter 2011	48	213,511	$13.78	$13.36	3.1%	3.4	$0.37	3.1%
2nd Quarter 2011	52	290,837	$11.67	$11.48	1.7%	3.8	$0.07	1.7%
1st Quarter 2011	72	312,003	$13.24	$13.07	1.3%	3.9	$0.00	1.3%
Total	233	1,154,011	$13.25	$13.06	1.5%	4.1	$0.11	1.5%

New Leases-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF	Rent Growth (spaces vacant < 12 Months)
4th Quarter 2011	31	106,650	$15.29	$16.66	-8.2%	7.4	$23.27	6.8%
3rd Quarter 2011	35	114,232	$15.13	$15.48	-2.3%	6.9	$17.76	26.7%
2nd Quarter 2011	27	140,881	$9.34	$10.34	-9.7%	6.0	$5.96	4.5%
1st Quarter 2011	27	112,975	$12.33	$15.71	-21.5%	8.1	$21.40	-18.3%
Total	120	474,738	$12.78	$14.28	-10.5%	7.0	$16.36	0.9%

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF	Rent Growth (spaces vacant < 12 Months)
4th Quarter 2011	104	495,697	$14.17	N/A	N/A	5.6	$8.23	N/A
3rd Quarter 2011	91	435,092	$13.22	N/A	N/A	5.6	$13.87	N/A
2nd Quarter 2011	84	495,208	$10.75	N/A	N/A	5.1	$4.58	N/A
1st Quarter 2011	106	603,983	$13.04	N/A	N/A	6.8	$15.32	N/A
Total	385	2,029,980	$12.80	N/A	N/A	5.8	$10.66	N/A

(1) Comparable leases represent those leases signed on spaces for which there was a former tenant.
(2) Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.

Ramco-Gershenson Properties Trust
Portfolio Summary Report
December 31, 2011

					Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Redeveloped	Number of Units	Total	Anchor	Non- Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Consolidated Core Portfolio

Florida
Coral Creek Shops	Coconut Creek	100%	1992/2002/NA	33	109,312	42,112	67,200	96.6%	96.6%	$16.33	Publix
Naples Towne Centre	Naples	100%	1982/1996/2003	11	134,707	102,027	32,680	89.8%	89.8%	5.62	Beall's, Save-A-Lot, (Goodwill)
River City Marketplace	Jacksonville	100%	2005/2005/NA	71	551,428	323,907	227,521	98.8%	98.8%	16.18	Ashley Furniture Home Store, Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PETsMART, Ross Dress For Less, Wallace Theaters, (Lowe's), (Wal-Mart Supercenter)
River Crossing Centre	New Port Richey	100%	1998/2003/NA	16	62,038	37,888	24,150	100.0%	100.0%	12.37	Publix
Rivertowne Square	Deerfield Beach	100%	1980/1998/2010	15	148,643	107,583	41,060	89.3%	89.3%	8.24	Beall's Outlet, Winn-Dixie
The Crossroads	Royal Palm Beach	100%	1988/2002/NA	33	120,092	42,112	77,980	94.3%	94.3%	14.54	Publix
Village Lakes Shopping Center	Land O' Lakes	100%	1987/1997/NA	26	186,496	109,735	76,761	69.2%	69.2%	8.61	Beall's Outlet, Sweet Bay (2)
Total / Average				205	1,312,716	765,364	547,352	92.1%	92.1%	$13.10

Georgia
Centre at Woodstock	Woodstock	100%	1997/2004/NA	14	86,748	51,420	35,328	88.6%	88.6%	$11.51	Publix
Conyers Crossing	Conyers	100%	1978/1998/NA	15	170,475	138,915	31,560	99.4%	98.8%	5.14	Burlington Coat Factory, Hobby Lobby
Holcomb Center	Roswell	100%	1986/1996/2010	22	107,053	39,668	67,385	77.0%	77.0%	11.40	Studio Movie Grill
Horizon Village	Suwanee	100%	1996/2002/NA	22	97,001	47,955	49,046	75.2%	75.2%	10.99	Movie Tavern (4)
Mays Crossing	Stockbridge	100%	1984/1997/2007	21	137,284	100,244	37,040	94.8%	94.8%	6.67	Big Lots, Dollar Tree, Value Village-Sublease of ARCA Inc.
Total / Average				94	598,561	378,202	220,359	88.8%	88.7%	$8.22

Illinois
Liberty Square	Wauconda	100%	1987/2010/2008	26	107,369	54,522	52,847	85.8%	85.8%	$12.74	Jewel-Osco
Total/Average				26	107,369	54,522	52,847	85.8%	85.8%	$12.74

Indiana
Merchants' Square	Carmel	100%	1970/2010/NA	45	278,875	69,504	209,371	84.1%	82.5%	$10.53	Cost Plus, Hobby Lobby (2), (Marsh Supermarket)
Total/Average				45	278,875	69,504	209,371	84.1%	82.5%	$10.53

Michigan
Beacon Square	Grand Haven	100%	2004/2004/NA	16	51,387	-	51,387	91.8%	91.8%	$16.78	(Home Depot)
Clinton Pointe	Clinton Township	100%	1992/2003/NA	14	135,330	65,735	69,595	96.8%	96.8%	9.89	OfficeMax, Sports Authority, (Target)
Clinton Valley	Sterling Heights	100%	1977/1996/2009	19	201,282	106,027	95,255	96.4%	96.4%	11.90	DSW Shoe Warehouse, Hobby Lobby, Office Depot
Edgewood Towne Center	Lansing	100%	1990/1996/2001	17	85,757	23,524	62,233	93.1%	93.1%	10.34	OfficeMax, (Sam's Club), (Target)
Fairlane Meadows	Dearborn	100%	1987/2003/2007	31	157,246	56,586	100,660	98.3%	98.3%	14.37	Best Buy, Citi Trends, (Burlington Coat Factory), (Target)
Fraser Shopping Center	Fraser	100%	1977/1996/NA	8	68,326	32,384	35,942	100.0%	100.0%	6.78	Oakridge Market
Gaines Marketplace	Gaines Township	100%	2004/2004/NA	15	392,169	351,981	40,188	100.0%	100.0%	4.66	Meijer, Staples, Target
Hoover Eleven	Warren	100%	1989/2003/NA	47	288,184	157,341	130,843	92.8%	78.7%	12.62	Kroger, Marshalls, OfficeMax
Jackson Crossing	Jackson	100%	1967/1996/2002	61	398,526	222,192	176,334	93.9%	93.9%	9.85	Bed Bath & Beyond, Best Buy, Jackson 10 Theater, Kohl's, T.J. Maxx, Toys "R" Us, (Sears), (Target)
Jackson West	Jackson	100%	1996/1996/1999	6	210,321	175,001	35,320	97.5%	90.7%	7.17	Lowe's, Michaels, OfficeMax
Kentwood Towne Centre	Kentwood	77.9%	1988/1996/NA	18	184,152	122,887	61,265	93.0%	93.0%	6.06	Hobby Lobby-Sublease of Rubloff Development Group, OfficeMax, (Rooms Today), (BuyBuyBaby)
Lake Orion Plaza	Lake Orion	100%	1977/1996/NA	9	141,073	126,195	14,878	100.0%	100.0%	4.04	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores	100%	1996/2003/NA	21	346,854	244,089	102,765	96.9%	91.1%	8.24	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T.J. Maxx, Toys "R" Us, (Target)
Livonia Plaza	Livonia	100%	1988/2003/NA	20	136,422	93,380	43,042	94.9%	94.9%	10.40	Kroger, TJ Maxx
New Towne Plaza	Canton Township	100%	1975/1996/2005	15	192,587	145,389	47,198	100.0%	100.0%	10.48	DSW Shoe Warehouse, Jo-Ann, Kohl's
Oak Brook Square	Flint	100%	1982/1996/2008	20	152,373	79,744	72,629	96.3%	96.3%	8.81	Hobby Lobby, T.J. Maxx
Roseville Towne Center	Roseville	100%	1963/1996/2004	9	246,968	206,747	40,221	100.0%	100.0%	7.04	Marshalls, Office Depot (2), Wal-Mart
Southfield Plaza	Southfield	100%	1969/1996/2003	14	165,999	128,339	37,660	98.0%	98.0%	7.62	Big Lots, Burlington Coat Factory, Marshalls
Tel-Twelve	Southfield	100%	1968/1996/2005	21	523,411	479,869	43,542	100.0%	100.0%	10.82	Best Buy, DSW Shoe Warehouse, Lowe's, Meijer, Michaels, Office Depot, PETsMART
The Auburn Mile	Auburn Hills	100%	2000/1999/NA	7	90,553	64,315	26,238	100.0%	100.0%	10.79	Jo-Ann, Staples, (Best Buy), (Costco), (Meijer), (Target)
West Oaks I	Novi	100%	1979/1996/2004	8	243,987	213,717	30,270	100.0%	100.0%	9.70	Best Buy, DSW Shoe Warehouse, Gander Mountain, Old Navy, Home Goods & Michaels-Sublease of JLPK-Novi LLC
West Oaks II	Novi	100%	1986/1996/2000	30	167,954	90,753	77,201	97.6%	97.6%	16.52	Jo-Ann, Marshalls, (Bed Bath & Beyond), (Big Lots), (Kohl's), (Toys "R" Us), (Value City Furniture)
Total / Average				426	4,580,861	3,186,195	1,394,666	97.4%	95.8%	$9.39

Ramco-Gershenson Properties Trust
Portfolio Summary Report
December 31, 2011

Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Redeveloped	Number of Units	Total	Anchor	Non- Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Missouri
Heritage Place	Creve Coeur (St Louis)	100%	1989/2011/2005	38	269,254	157,946	111,308	90.9%	90.9%	$13.26	Dierberg's Market, Marshalls, Office Depot, T.J. Maxx
Town & Country Crossing	Town & Country	100%	2008/2011/2011	36	141,996	55,012	86,984	84.4%	84.4%	24.51	Whole Foods, (Target)
Total / Average				74	411,250	212,958	198,292	88.6%	88.6%	$16.96

Ohio
Crossroads Centre	Rossford	100%	2001/2001/NA	22	344,045	244,991	99,054	92.3%	91.3%	$9.11	Giant Eagle, Home Depot, Michaels, T.J. Maxx, (Target)
OfficeMax Center	Toledo	100%	1994/1996/NA	1	22,930	22,930	-	100.0%	100.0%	12.10	OfficeMax
Rossford Pointe	Rossford	100%	2006/2005/NA	6	47,477	41,077	6,400	100.0%	100.0%	10.18	MC Sporting Goods, PETsMART
Spring Meadows Place	Holland	100%	1987/1996/2005	28	211,817	110,691	101,126	93.2%	92.1%	11.27	Ashley Furniture, OfficeMax, PETsMART, T.J. Maxx, (Best Buy), (Big Lots), (Dick's Sporting Goods), (Guitar Center), (Kroger), (Sam's Club), (Target)
Troy Towne Center	Troy	100%	1990/1996/2003	18	144,485	86,584	57,901	99.0%	97.6%	6.42	Kohl's, (Wal-Mart Supercenter)
Total / Average				75	770,754	506,273	264,481	94.5%	93.5%	$9.33

Tennessee
Northwest Crossing	Knoxville	100%	1989/1999/2006	12	124,453	89,846	34,607	100.0%	100.0%	$9.58	HH Gregg, OfficeMax, Ross Dress For Less, (Wal-Mart Supercenter)
Total / Average				12	124,453	89,846	34,607	100.0%	100.0%	$9.58

Virginia
The Town Center at Aquia Office (5)	Stafford	100%	1989/1998/NA	13	98,147	62,184	35,963	91.8%	91.8%	$26.06	Northrop Grumman
The Town Center at Aquia	Stafford	100%	1989/1998/NA	3	40,518	24,000	16,518	100.0%	100.0%	10.64	Regal Cinemas
Total / Average				16	138,665	86,184	52,481	94.2%	94.2%	$21.28

Wisconsin
East Town Plaza	Madison	100%	1992/2000/2000	19	208,675	117,000	91,675	84.3%	76.6%	$8.40	Burlington Coat Factory, Jo-Ann, Marshalls, (Menards), (Shopko), (Toys "R" Us)
The Shoppes at Fox River	Waukesha	100%	2009/2010/2011	20	135,566	61,045	74,521	95.7%	94.5%	16.44	Pick N' Save, (Target)
West Allis Towne Centre	West Allis	100%	1987/1996/2011	29	326,271	179,818	146,453	91.3%	91.3%	8.29	Burlington Coat Factory, Kmart, Office Depot
Total / Average				68	670,512	357,863	312,649	90.0%	87.4%	$10.10

Consolidated Core Portfolio Subtotal / Average				1,041	8,994,016	5,706,911	3,287,105	94.3%	93.1%	$10.48

Joint Venture Core Portfolio at 100%

Florida
Cocoa Commons	Cocoa	30%	2001/2007/2008	23	90,116	51,420	38,696	78.9%	78.9%	$11.88	Publix
Cypress Point	Clearwater	30%	1983/2007/NA	22	167,280	103,085	64,195	93.8%	93.8%	11.75	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee	7%	2005/2005/NA	17	115,586	67,000	48,586	92.7%	92.7%	11.61	Jo-Ann, Marshalls, (SuperTarget)
Marketplace of Delray	Delray Beach	30%	1981/2005/2010	49	238,901	107,190	131,711	90.2%	90.2%	12.47	Office Depot, Ross Dress For Less, Winn-Dixie
Martin Square	Stuart	30%	1981/2005/NA	15	331,105	291,432	39,673	91.2%	91.2%	6.27	Home Depot, Sears, Staples
Mission Bay Plaza	Boca Raton	30%	1989/2004/NA	58	263,721	148,245	115,476	93.0%	92.4%	21.29	The Fresh Market, Golfsmith, LA Fitness Sports Club, OfficeMax, Toys "R" Us
Shoppes of Lakeland	Lakeland	7%	1985/1996/NA	22	181,988	115,541	66,447	96.3%	96.3%	12.02	Ashley Furniture, Michaels, Staples, (Target)
The Plaza at Delray	Delray Beach	20%	1979/2004/NA	48	326,763	189,234	137,529	93.8%	93.8%	15.79	Books-A-Million, Marshalls, Publix, Regal Cinemas, Ross Dress For Less, Staples
Treasure Coast Commons	Jensen Beach	30%	1996/2004/NA	3	92,979	92,979	-	100.0%	100.0%	12.42	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach	30%	1986/2005/NA	40	155,770	42,112	113,658	95.2%	95.2%	12.85	Publix
Village Plaza	Lakeland	30%	1989/2004/NA	25	146,755	64,504	82,251	72.1%	72.1%	13.17	Big Lots
Vista Plaza	Jensen Beach	30%	1998/2004/NA	10	109,761	78,658	31,103	96.4%	96.4%	13.08	Bed Bath & Beyond, Michaels, Total Wine & More
West Broward Shopping Center	Plantation	30%	1965/2005/NA	19	156,073	81,638	74,435	97.6%	97.6%	10.84	Badcock, DD's Discounts, Save-A-Lot, US Postal Service
Total / Average				351	2,376,798	1,433,038	943,760	91.9%	91.9%	$12.89

Georgia
Collins Pointe Plaza	Cartersville	20%	1987/2006/2010	19	101,637	46,358	55,279	91.7%	91.7%	$8.55	Goodwill
Paulding Pavilion	Hiram	20%	1995/2006/2008	12	84,846	60,509	24,337	100.0%	98.9%	13.94	Sports Authority, Staples
Total / Average				31	186,483	106,867	79,616	95.5%	94.9%	$11.10

Ramco-Gershenson Properties Trust
Portfolio Summary Report
December 31, 2011

Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Redeveloped	Number of Units	Total	Anchor	Non- Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Illinois
Market Plaza	Glen Ellyn	20%	1965/2007/2009	35	163,054	66,079	96,975	89.1%	89.1%	$15.04	Jewel Osco, Staples
Rolling Meadows Shopping Center	Rolling Meadows	20%	1956/2008/1995	20	134,236	83,230	51,006	89.9%	87.6%	11.59	Jewel Osco, Northwest Community Hospital
Total / Average				55	297,290	149,309	147,981	89.5%	88.4%	$13.50

Indiana
Nora Plaza	Indianapolis	7%	1958/2007/2002	25	139,905	57,713	82,192	96.8%	91.8%	$13.19	Marshalls, Whole Foods, (Target)
Total / Average				25	139,905	57,713	82,192	96.8%	91.8%	$13.19

Maryland
Crofton Centre	Crofton	20%	1974/1996/NA	20	252,491	170,804	81,687	93.7%	88.6%	$7.71	Basics/Metro, Gold's Gym, Kmart
Total / Average				20	252,491	170,804	81,687	93.7%	88.6%	$7.71

Michigan
Gratiot Crossing	Chesterfield	30%	1980/2005/NA	15	165,544	122,406	43,138	91.0%	91.0%	$8.49	Jo-Ann, Kmart
Hunter's Square	Farmington Hills	30%	1988/2005/NA	38	354,323	197,149	157,174	92.3%	92.3%	16.64	Bed Bath & Beyond, BuyBuyBaby, Loehmann's, Marshalls, T.J. Maxx
Millennium Park	Livonia	30%	2000/2005/NA	16	281,374	206,850	74,524	89.7%	86.0%	13.97	Home Depot, Marshalls, Michaels, PETsMART, (Costco), (Meijer)
Southfield Plaza Expansion	Southfield	50%	1987/1996/2003	11	19,410	-	19,410	81.5%	73.2%	14.78
The Shops at Old Orchard	West Bloomfield	30%	1972/2007/2011	20	96,994	36,044	60,950	90.8%	82.4%	18.97	Plum Market
Troy Marketplace	Troy	30%	2000/2005/2010	12	222,193	193,360	28,833	97.5%	97.5%	14.69	Famous Furniture, Golfsmith, LA Fitness, Nordstrom Rack, PETsMART, (REI)
West Acres Commons	Flint	40%	1998/2001/NA	14	95,089	59,889	35,200	87.4%	87.4%	8.15	Family Fare
Winchester Center	Rochester Hills	30%	1980/2005/NA	16	314,734	224,681	90,053	90.3%	90.3%	12.19	Dick's Sporting Goods, Linens 'N Things (3), Marshalls, Michaels, PETsMART, (Kmart)
Total / Average				142	1,549,661	1,040,379	509,282	91.5%	90.2%	$13.70

New Jersey
Chester Springs Shopping Center	Chester	20%	1970/1996/1999	41	223,201	108,769	114,432	89.6%	89.6%	$13.95	Marshalls, Shop-Rite Supermarket, Staples
Total / Average				41	223,201	108,769	114,432	89.6%	89.6%	$13.95

Ohio
Olentangy Plaza	Columbus	20%	1981/2007/1997	42	253,474	139,130	114,344	95.1%	92.1%	$10.17	Eurolife Furniture, Marshalls, Micro Center, Columbus Asia Market-Sublease of SuperValu, Tuesday Morning
Total / Average				42	253,474	139,130	114,344	95.1%	92.1%	$10.17

JV Core Subtotal / Average at 100%				707	5,279,303	3,206,009	2,073,294	92.1%	91.0%	$12.77

CORE PORTFOLIO TOTAL / AVERAGE				1,748	14,273,319	8,912,920	5,360,399	93.5%	92.4%	$11.32

Ramco-Gershenson Properties Trust
Portfolio Summary Report
December 31, 2011

Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Redeveloped	Number of Units	Total	Anchor	Non- Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Consolidated Portfolio Future Redevelopments (6):
Eastridge Commons	Flint	100%	1990/1996/2001	16	169,676	117,972	51,704	50.4%	50.4%	$8.57	Office Depot (2), T.J. Maxx, (Target)
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	30	105,873	35,768	70,105	35.1%	35.1%	9.56
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	33	280,225	199,555	80,670	51.9%	51.9%	9.63	Farmers Home Furniture, Publix
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	18	83,890	31,700	52,190	26.7%	26.7%	11.71
				97	639,664	384,995	254,669	45.4%	45.4%	$9.47

Joint Venture Portfolio Under Redevelopment:
Peachtree Hill	Duluth	20%	1986/2007/NA	28	112,407	65,625	46,782	86.8%	85.4%	$10.34	Kroger
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	35	134,876	25,624	109,252	99.0%	99.0%	20.57	Bed Bath & Beyond, Whole Foods (7)
				63	247,283	91,249	156,034	93.5%	92.8%	$16.29

COMBINED PORTFOLIO TOTAL / AVERAGE (CORE AND UNDER REDEV)				1,908	15,160,266	9,389,164	5,771,102	91.4%	90.4%	$11.36

Footnotes

(1) Anchor tenants are any tenant over 19,000 square feet. Tenants in parenthesis represent non-company owned GLA.
(2) Tenant closed - lease obligated.
(3) Tenant closed in Bankruptcy, lease guaranteed by CVS.
(4) Space delivered to tenant.
(5) Represents the Office Building at The Town Center at Aquia.
(6) Represents 1.8% of combined portfolio annual base rent.
(7) Current construction of new 35K sf Whole Foods replaces former 21K sf store.

Ramco-Gershenson Properties Trust
Redevelopment and Development Projects
December 31, 2011
(in thousands)

Redevelopment Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost (1)	Projected Stabilized NOI (2)	Pro Rata Stabilized NOI	Total Projected Cost (3)	Pro Rata Projected Cost	Pro Rata Cost to Date	Pro Rata Cost to Complete

The Shops on Lane Avenue	20%	Construct new 35K sf Whole Foods, replacing existing 21K sf	4Q 2012	8.2%	$533	$107	$6,530	$1,306	$364	$942
Peachtree Hill	20%	Construct new 45K sf LA Fitness replacing 41K sf vacant space	4Q 2012	13.9%	$780	$156	$5,605	$1,121	$25	$1,096
Total Redevelopment					$1,313	$263	$12,135	$2,427	$389	$2,038

Development Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost (1)	Projected Stabilized NOI (2)	Percent Leased	Total Projected Cost (4)	Cost to Date	Cost to Complete

Parkway Shops Phase I - Jacksonville, FL	100%	Ground-up development of 88,720 sf retail center (adjacent to our 900,000 sf River City Marketplace) anchored by Dick's Sporting Goods & Marshalls	2Q 2013	7.30%	$1,360	79.0%	$18,600	$7,312	$11,288

Land Available for Future Development and Sale	Cost to Date 12/31/11

Land held for future development (5)	$53,549
Land available for sale	23,178
Total Land Held for Development or Sale	$76,727

(1) Percentage based on actual numbers before rounding.
(2) Represents incremental change in net operating income.
(3) Represents incremental costs.
(4) Represents costs to date and incremental costs to complete.
(5) Primarily in Hartland, MI, Lakeland, FL and Jacksonville, FL.

Ramco-Gershenson Properties Trust
Acquisitions / Dispositions
December 31, 2011
(in thousands)

ACQUISITIONS
					Gross
Property Name	Location	GLA / Acreage	Date Acquired	Ownership %	Purchase Price	Debt

Consolidated

Town & Country Crossing	Town and Country (St. Louis), MO	141,996	11/30/11	100%	$37,850	$-
Heritage Place	Creve Coeur (St. Louis), MO	269,254	05/19/11	100%	39,410	-
	Total consolidated income producing acquisitions				$77,260	$-

DISPOSITIONS
					Gross
Property Name	Location	GLA / Acreage	Date Sold	Ownership %	Sales Price	Debt Repaid	Gain (loss) on Sale

Consolidated

Taylors Square	Greenville, SC	33,791	12/20/11	100%	$4,300	$-	$1,020
Sunshine Plaza	Tamarac, FL	237,026	07/11/11	100%	15,000	-	(32)
Lantana Shopping Center	Lantana, FL	123,014	04/29/11	100%	16,942	-	6,209
	Total consolidated income producing dispositions				$36,242	$-	$7,197

Southbay Shopping Center - outparcel	Osprey, FL	1.311	06/29/11	100%	$2,625	$-	$2,240
River City Shopping Center - outparcel	Jacksonville, FL	0.95	03/02/11	100%	678	-	74
River City Shopping Center - outparcel	Jacksonville, FL	1.02	01/21/11	100%	663	-	127
	Total consolidated land / outparcel dispositions				$3,966	$-	$2,441

	Total consolidated dispositions				$40,208	$-	$9,638

Unconsolidated Joint Ventures

Shenandoah Square	Davie, FL	123,612	08/24/11	40%	$21,950	$11,519	$6,796
	Total unconsolidated joint venture's income producing dispositions				$21,950	$11,519	$6,796

Ramco-Gershenson Properties Trust
Joint Venture Combined Balance Sheets
December 31, 2011
(in thousands)

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco	West Acres	Shenandoah	S-12	Total
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Commons	Square	Associates	JV's
	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	Flint, MI (1)	Davie, FL(2)	Southfield, MI	at 100%

ASSETS
Income producing properties, at cost:
Land	$76,891	$43,806	$2,880	$7,600	$4,019	$1,118	$-	$50	$136,364
Buildings and improvements	482,397	275,143	21,451	46,268	24,128	9,980	-	445	859,812
Less accumulated depreciation and amortization	(74,006)	(44,275)	(2,561)	(5,266)	(2,656)	(2,620)	-	(174)	(131,558)
Income producing properties, net	485,282	274,674	21,770	48,602	25,491	8,478	-	321	864,618

Construction in progress	-	1,523	-	3	40	-	-	-	1,566
Net real estate	$485,282	$276,197	$21,770	$48,605	$25,531	$8,478	$-	$321	$866,184

Cash and cash equivalents	6,794	2,723	170	275	120	34	406	148	10,670
Restricted cash	5,867	12,970	1	27	-	858	6	21	19,750
Accounts receivable, net	2,650	1,398	80	114	13	-	216	-	4,471
Other assets, net	16,751	7,092	1,251	710	476	117	-	89	26,486
TOTAL ASSETS	$517,344	$300,380	$23,272	$49,731	$26,140	$9,487	$628	$579	$927,561

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable	$209,009	$170,560	$8,225	$-	$-	$8,401	$-	$808	$397,003
Accounts payable and accrued expenses	7,799	5,677	128	290	123	1,915	369	35	16,336
Total Liabilities	216,808	176,237	8,353	290	123	10,316	369	843	413,339

ACCUMULATED EQUITY (DEFICIT)	300,536	124,143	14,919	49,441	26,017	(829)	259	(264)	514,222

TOTAL LIABILITIES AND ACCUMULATED EQUITY	$517,344	$300,380	$23,272	$49,731	$26,140	$9,487	$628	$579	$927,561

Total number of properties in each portfolio	16	8	2	2	1	1	-	1	31

									Investments in
									Unconsolidated
EQUITY INVESTMENTS IN UNCONSOLIDATED ENTITIES									Joint Ventures
Equity investments in unconsolidated entities	$76,408	$14,535	$1,657	$2,695	$1,582	$-	$72	$71	$97,020
Total equity investments in unconsolidated entities	$76,408	$14,535	$1,657	$2,695	$1,582	$-	$72	$71	$97,020

(1) In the first quarter 2011, the joint venture recorded a $125,000 impairment of long-lived assets, the extent of the entity's equity.   Ramco suspended equity method accounting and reversed any losses previously recorded in excess of our investment. Our investment in the West Acres joint venture was zero at December 31, 2011.
(2) The joint venture owned one shopping center which was sold on August 24, 2011.

Ramco-Gershenson Properties Trust
Summary of Joint Venture Debt
December 31, 2011

			Ramco				Stated		Ramco
			Ownership	Mortgage	Maturity	Loan	Interest		Share of
Property Name	Location	Lender or Servicer	Interest	Balance	Date	Type	Rate		Debt

West Acres Commons	Flint, MI	Midland Loan Services	40%	$8,401,214	(1)	Fixed	13.1400%		$3,360,486
Paulding Pavilion	Hiram, GA	Fifth Third Bank	20%	8,224,994	Jun-12	Variable	1.7440%	(2)	1,644,999
West Broward Shopping Center	Plantation, FL	Berkadia Commercial Mortgage	30%	9,184,020	Oct-12	Fixed	6.6400%		2,755,206
The Shops on Lane Avenue	Upper Arlington, OH	Principal Global Investors	20%	27,600,000	Jan-13	Fixed	5.9500%	(3)	5,520,000
Olentangy Plaza	Columbus, OH	Principal Global Investors	20%	21,600,000	Jan-13	Fixed	5.8800%	(3)	4,320,000
Market Plaza	Glen Ellyn, IL	Principal Global Investors	20%	24,505,000	Jan-13	Fixed	5.8800%	(3)	4,901,000
Mission Bay Plaza	Boca Raton, FL	Wells Fargo Bank, NA	30%	42,867,164	Jul-13	Fixed	6.6400%		12,860,149
Winchester Center	Rochester Hills, MI	Wachovia	30%	26,549,973	Jul-13	Fixed	8.1056%		7,964,992
Hunter's Square	Farmington Hills, MI	Wachovia	30%	34,519,251	Aug-13	Fixed	8.1504%		10,355,775
The Plaza at Delray	Delray Beach, FL	CIGNA	20%	46,622,362	Sep-13	Fixed	6.0000%		9,324,472
Chester Springs Shopping Center	Chester, NJ	Citigroup	20%	21,826,265	Oct-13	Fixed	5.5100%		4,365,253
Village Plaza	Lakeland, FL	Citigroup	30%	9,135,455	Sep-15	Fixed	5.0050%		2,740,636
Millennium Park	Livonia, MI	Citigroup	30%	31,476,250	Oct-15	Fixed	5.0210%		9,442,875
Rolling Meadows Shopping Center	Rolling Meadows, IL	Wells Fargo Bank, NA	20%	11,911,250	Dec-15	Fixed	5.3440%		2,382,250
Southfield Plaza Expansion	Southfield, MI	GECA	50%	596,826	May-16	Fixed	5.6250%	(4)	298,413
Troy Marketplace	Troy, MI	Deutsche Banc	30%	21,776,014	Jun-16	Fixed	5.9040%		6,532,804
Gratiot Crossing	Chesterfield Twp., MI	Deutsche Banc	30%	13,423,570	Jun-16	Fixed	5.9040%		4,027,071
Crofton Centre	Crofton, MD	Citigroup	20%	17,000,000	Jan-17	Fixed	5.8490%		3,400,000
Treasure Coast Commons	Jensen Beach, FL	GE Group Life Assurance	30%	8,243,829	Jun-20	Fixed	5.5400%		2,473,149
Vista Plaza	Jensen Beach, FL	First Colony Life Insurance	30%	10,888,912	Jun-20	Fixed	5.5400%		3,266,674
Subtotal Mortgage Debt				$396,352,349					$101,936,204
Unamortized premium				439,765					113,101
Total mortgage debt (including unamortized premium)				$396,792,114					$102,049,305

(1) On February 10, 2012, the joint venture completed a deed-in-lieu transfer to the Lender in exchange for full release under its loan obligations.
(2) Interest rate is variable based on LIBOR plus 1.45%.
(3) Interest rate is fixed for five years and then lender has right to reset the interest rate or call the loan in 2013.
(4) Resets per formula annually each June 1.

Ramco-Gershenson Properties Trust
Joint Venture Contribution to Funds from Operations (1)
For the Three and Twelve Months Ended December 31, 2011
(in thousands)

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco	West Acres	Shenandoah	S-12	Total	Ramco
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Commons	Square	Associates	JV's	Pro-Rata
Three months ended December 31, 2011	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	Flint, MI (2)	Davie, FL (3)	Southfield, MI	at 100%	Share

Total revenue	$12,052	$6,232	$597	$933	$542	$159	$4	$64	$20,583	$4,709

Operating expenses	3,558	2,511	162	184	157	169	13	48	6,802	2,314

Net operating income	$8,494	$3,721	$435	$749	$385	$(10)	$(9)	$16	$13,781	$2,395

Depreciation and amortization	3,848	15,643	213	337	168	66	-	9	20,284	4,391
Interest expense	3,154	2,501	36	-	-	282	-	9	5,982	1,571
Amortization of deferred financing fees	66	70	5	-	-	-	-	-	141	35
Impairment provision on long-lived assets	5,482	-	-	-	-	-	-	-	5,482	1,644
Total other expenses	12,550	18,214	254	337	168	348	-	18	31,889	7,641
Gain on sale of real estate	-	-	-	-	-	-	-	-	-	-

Net (loss) income	$(4,056)	$(14,493)	$181	$412	$217	$(358)	$(9)	$(2)	$(18,108)	$(5,246)

Ramco ownership interest	30%	20%	20%	7%	7%	40%	40%	50%	N/A	N/A
Ramco's share of net (loss) income	$(1,218)	$(2,898)	$36	$29	$15	$-	$(4)	$(1)	N/A	$(4,041)
Addback: Ramco's fee income	207	102	8	2	4	-	-	-	N/A	323
(Loss) earnings from unconsolidated joint ventures	$(1,011)	$(2,796)	$44	$31	$19	$-	$(4)	$(1)	N/A	$(3,718)

Addback: Pro rata share of depreciation expense	1,155	3,129	42	24	11	-	-	4	N/A	4,365
Addback: Pro rata share of impairment provision	1,644									1,644
Funds from operations contributed by joint ventures	$1788	$333	$86	$55	$30	$-	$(4)	$3	N/A	$2,291

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco	West Acres	Shenandoah	S-12	Total	Ramco
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Commons	Square	Associates	JV's	Pro-Rata
Twelve months ended December 31, 2011	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	Flint, MI (2)	Davie, FL (3)	Southfield, MI	at 100%	Share

Total revenue	$48,992	$25,797	$2,312	$4,129	$2,048	$881	$1,740	$251	$86,150	$21,926

Operating expenses	15,063	9,817	507	1,089	571	513	769	109	28,438	7,317

Net operating income	$33,929	$15,980	$1,805	$3,040	$1,477	$368	$971	$142	$57,712	$14,609

Depreciation and amortization	14,706	22,233	806	1,357	678	265	326	34	40,405	9,415
Interest expense	12,810	10,396	143	-	-	1,119	574	38	25,080	6,647
Amortization of deferred financing fees	287	310	18	-	-	-	-	1	616	152
Impairment provision on long-lived assets	5,482	-	-	-	-	125	-	-	5,607	1,645
Total other expenses	33,285	32,939	967	1,357	678	1,509	900	73	71,708	17,859
Gain on sale of real estate	-	-	-	-	-	-	6,796	-	6,796	2,718

Net income (loss)	$644	$(16,959)	$838	$1,683	$799	$(1,141)	$6,867	$69	$(7,200)	$(532)

Ramco's share of net income (loss)	$193	$(3,392)	$167	$118	$56	$209	$2,746	$35	N/A	$132
Addback: Ramco's fee income	853	346	25	18	11	4	78	2	N/A	1,337
Earnings (loss) from unconsolidated joint ventures	$1,046	$(3,046)	$192	$136	$67	$213	$2,824	$37	N/A	$1,469

Addback: Pro rata share of depreciation expense	4,412	4,447	161	95	47	-	131	17	N/A	9,310
Addback: Pro rata share of impairment provision	1644					50	-			1,694
Subtract: Pro rata share of depreciation asset sold							(2,718)			(2,718)
Funds from operations contributed by joint ventures	$7,102	$1,401	$353	$231	$114	$263	$237	$54	N/A	$9,755

Year to date includes prior period reclassifications to conform with the fourth quarter presentation.

(1) 2011 presentation was revised to include management fee expense in operating expense. Previously our noncontrolling portion was included in earnings (loss) from unconsolidated joint ventures.
(2) In the first quarter 2011, the joint venture recorded a $125,000 impairment of long-lived assets, the extent of the entity's equity.   Ramco suspended equity method accounting and reversed any losses previously recorded in excess of our investment.  Our investment in the West Acres joint venture was zero at December 31, 2011.

(3) The joint venture owned one shopping center which was sold on August 24, 2011. FFO contributed is adjusted for our proportionate share of the gain on sale ($2.7mm).

Ramco-Gershenson Properties Trust
Joint Venture Summary of Expiring GLA
December 31, 2011

	Anchor Tenants (1)					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf

(2)	1	20,000	0.6%	0.7%	10.69	16	37,856	1.7%	1.6%	$13.88	17	57,856	1.0%	1.1%	$12.77
2012	5	222,311	6.7%	4.2%	5.94	97	300,970	13.5%	15.7%	17.62	102	523,281	9.5%	10.2%	12.66
2013	6	220,770	6.7%	5.4%	7.71	89	261,818	11.7%	14.7%	18.91	95	482,588	8.7%	10.2%	13.79
2014	9	338,676	10.3%	8.6%	7.97	108	321,959	14.4%	15.7%	16.43	117	660,635	12.0%	12.3%	12.10
2015	13	517,523	15.7%	15.3%	9.29	70	218,137	9.8%	12.6%	19.38	83	735,660	13.3%	13.9%	12.28
2016	11	380,596	11.5%	13.1%	10.78	73	241,548	10.8%	14.0%	19.51	84	622,144	11.3%	13.5%	14.17
2017	7	192,283	5.8%	8.7%	14.15	27	100,139	4.5%	6.3%	21.08	34	292,422	5.3%	7.4%	16.52
2018	5	249,256	7.6%	7.2%	9.11	16	75,276	3.4%	3.7%	16.75	21	324,532	5.9%	5.4%	10.88
2019	5	201,705	6.1%	7.7%	11.98	12	48,893	2.2%	2.7%	18.42	17	250,598	4.5%	5.1%	13.23
2020	3	218,423	6.6%	3.1%	4.43	13	41,796	1.9%	2.9%	23.33	16	260,219	4.7%	3.0%	7.47
2021	11	328,079	10.0%	11.9%	11.41	12	51,730	2.3%	3.1%	19.92	23	379,809	6.9%	7.3%	12.57
2022+	6	325,410	9.9%	14.1%	13.72	16	120,648	5.4%	7.0%	19.88	22	446,058	8.0%	10.6%	15.39
Sub-Total	82	3,215,032	97.5%	100.0%	$9.78	549	1,820,770	81.6%	100.00%	$18.50	631	5,035,802	91.1%	100.0%	$12.93

Leased [3]	-	-	0.0%	N/A	N/A	11	54,957	2.5%	N/A	N/A	11	54,957	1.0%	N/A	N/A

Vacant	3	82,226	2.5%	N/A	N/A	125	353,601	15.9%	N/A	N/A	128	435,827	7.9%	N/A	N/A

Total	85	3,297,258	100.0%	100.0%	N/A	685	2,229,328	100.0%	100.0%	N/A	770	5,526,586	100.0%	100.0%	N/A

(1) Anchor is defined as a tenant leasing 19,000 square feet or more.
(2) Tenants currently under month to month lease or in the process of renewal.
(3) Space has not yet been delivered.

Ramco-Gershenson Properties Trust
Joint Venture Leasing Activity
December 31, 2011

Total Comparable Leases (1)	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF	Rent Growth (spaces vacant < 12 Months)
4th Quarter 2011	35	183,947	$14.06	$15.00	-6.3%	5.5	$5.16	-2.6%
3rd Quarter 2011	38	127,714	$17.53	$17.70	-1.0%	5.3	$6.91	2.2%
2nd Quarter 2011	20	72,006	$14.12	$15.43	-8.5%	4.2	$7.97	2.8%
1st Quarter 2011	35	150,678	$13.31	$14.51	-8.3%	5.6	$11.54	-7.8%
Total	128	534,345	$14.68	$15.56	-5.7%	5.3	$7.76	-2.4%

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF	Rent Growth (spaces vacant < 12 Months)
4th Quarter 2011	24	140,814	$13.90	$14.87	-6.5%	4.8	$0.00	-6.5%
3rd Quarter 2011	23	78,803	$17.96	$17.67	1.6%	4.5	$0.76	1.6%
2nd Quarter 2011	13	31,024	$19.96	$19.48	2.5%	3.4	$0.68	2.5%
1st Quarter 2011	25	97,236	$14.37	$14.11	1.8%	3.3	$0.01	1.8%
Total	85	347,877	$15.49	$15.70	-1.3%	4.2	$0.23	-1.3%

New Leases-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF	Rent Growth (spaces vacant < 12 Months)
4th Quarter 2011	11	43,133	$14.57	$15.40	-5.4%	8.0	$22.02	18.3%
3rd Quarter 2011	15	48,911	$16.83	$17.74	-5.1%	6.6	$16.82	4.1%
2nd Quarter 2011	7	40,982	$9.69	$12.35	-21.5%	4.9	$13.50	5.2%
1st Quarter 2011	10	53,442	$11.39	$15.25	-25.3%	9.8	$32.51	-26.6%
Total	43	186,468	$13.18	$15.30	-13.9%	7.5	$21.79	-6.2%

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF	Rent Growth (spaces vacant < 12 Months)
4th Quarter 2011	43	219,036	$13.41	N/A	N/A	5.4	$8.38	N/A
3rd Quarter 2011	41	151,101	$17.01	N/A	N/A	5.7	$9.52	N/A
2nd Quarter 2011	21	80,420	$14.24	N/A	N/A	4.8	$14.63	N/A
1st Quarter 2011	40	286,597	$13.74	N/A	N/A	8.4	$24.78	N/A
Total	145	737,154	$14.37	N/A	N/A	6.6	$15.67	N/A

(1) Comparable leases represent those leases signed on spaces for which there was a former tenant.
(2) Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.